SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF THE REPORT (Date of Earliest Event Reported): May 1, 1998


                          REPUBLIC FIRST BANCORP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      PENNSYLVANIA                    0-17007                  23-2486815
(STATE OR OTHER JURISDICTION      (COMMISSION FILE         (I.R.S. EMPLOYER
    OF INCORPORATION)                  NUMBER)             IDENTIFICATION NO.)

                    1608 WALNUT STREET, PHILADELPHIA PA 19103
              (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (215) 735-4422


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED FROM LAST REPORT)



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Item 5.  Other Events.

         On May 22, 1998, the Registrant announced that its wholly owned subsidiary, Republic Bank, Philadelphia, PA (the "Bank"), received notice from Jackson-Hewitt, Inc. ("Jackson-Hewitt"), the Bank's associate in the Bank's Tax Refund Program (the "Program"), that Jackson-Hewitt was reviewing the structure of the Program with the Bank, and others, and, pending this review, it advised the Bank that it would not renew its agreement with the Bank to supply funding for the Program for the year 2000.

         Under the Bank's existing agreement with Jackson-Hewitt, the program will remain in effect through October, 1999 and will be effective for the 1999 tax season.

         The Registrant further stated that the Bank is currently in discussions with Jackson-Hewitt regarding the Bank's future participation in a revised tax refund program.

         A copy of the press release  announcing this transaction is attached as
Exhibit 99.1.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        REPUBLIC FIRST BANCORP, INC.
                                              (Registrant)


Dated:  May 22, 1998                    By:
                                           George S. Rapp,
                                           Executive Vice-President







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